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                                                                EXHIBIT 10.1.4

                    AMENDMENT NO. 3 TO FINANCING AGREEMENTS
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                            PNY TECHNOLOGIES, INC.
                              200 Anderson Avenue
                          Moonachie, New Jersey 07074



                                                            June 2, 1997



CoreStates Bank, N.A.
1339 Chestnut Street
Philadelphia, Pennsylvania 19107

Congress Financial Corporation,
 as Agent
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     CoreStates Bank, N.A. ("Lender"), Congress Financial Corporation, as agent for Lender (in such capacity, "Agent") and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower") have entered into certain financing arrangements pursuant to which Agent may make loans and advances and provide other financial accommodations to Borrower as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender, Agent and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996 and by Amendment No. 2 to Financing Agreements, dated April 15, 1997 (the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

     Borrower has requested that Lender and Agent (a) make certain supplemental loans in addition to those currently provided for in the Loan Agreement and the other Financing Agreements, and (b) agree to certain amendments to the Financing Agreements in connection with the foregoing. Subject to the terms and conditions contained herein, Lender and Agent are willing to agree to such amendments. By this Amendment, Lender, Agent and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:
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     1.   Definitions.
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          (a)  Additional Definitions. As used herein, the following terms shall
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have the respective meanings given to them below, and the Loan Agreement and the other Financing Documents shall be deemed and are hereby amended to include, in addition and not in limitation, each of the following definitions:

               (i) "Pledged Collateral Value" shall mean at any time the lesser of:

                      (A) the sum of the market value at such time of the Pledged Securities in the Account consisting of U.S. treasury bills, U.S. treasury notes and municipal securities having maturities of 90 days or less (as the terms "Pledged Securities" and "Account" are defined in the pledge and security agreement referred to in Section 5(c) hereof) plus the amount of cash then in the Account; or

                      (B)  $4,000,000.

               (ii)   "Supplemental Inventory Value" shall mean the lesser of:

                      (A) fifteen (15%) percent of the Value of Eligible Inventory; or

                      (B) (1) $4,000,000 for the period from and including the date hereof through and including September 5, 1997;
                           (2) $3,000,000 for the period from and including September 6, 1997 through and including September 12, 1997; (3) $2,000,000 for the period from and including September 13, 1997 through and including September 19, 1997; (4) $1,000,000 for the period from and including September 20, 1997 through and including September 26, 1997; and (5) $0 from and including September 27, 1997 and thereafter.

               (iii) "Supplemental Loan Limit" shall mean, on any date, the sum of the Pledged Collateral Value on such date, plus the Supplemental Inventory Value on such date.

               (iv) "Supplemental Loans" shall mean the loans hereafter made by Lender to or for the benefit of Borrower on a revolving basis (involving advances, repayments and readvances) as set forth in Section 2 hereof.

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          (b)  Amendments to Definitions.
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               (i)    Section 1.1(aa) of the Loan Agreement is amended by
deleting the amount "$70,000,000" appearing therein, and by substituting therefor the amount "$50,000,000".

               (ii) All references to the term "Maximum Credit" in the Loan Agreement and any of the other Financing Agreements shall be deemed and each such reference is hereby amended to mean $50,000,000.

               (iii) All references to the term "Loans" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the Supplemental Loans.

               (iv) All references to the term "Financing Agreements" in the Loan Agreement shall be deemed to include, in addition and not in limitation, this Amendment No. 3, the Limited Guarantee referred to in Section 5(b) hereof, the Pledge Agreement referred to in Section 5(c) hereof, and all other agreements, documents and instruments at any time executed and/or delivered by Borrower or any other person in connection with any of the foregoing, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (c)  Interpretation.  All capitalized terms used herein shall have the
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meanings assigned thereto in the other Financing Documents, unless otherwise defined herein.

     2.   Supplemental Loans.
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          (a)  In addition to the Loans which may be made by Lender to Borrower pursuant to Section 4.1 of the Loan Agreement, upon the request of Borrower, made at any time and from time to time, subject to the terms and conditions contained herein, in the Loan Agreement and in the other Financing Agreements, Lender shall make Supplemental Loans to Borrower in amounts in excess of the amounts otherwise available to Borrower under Section 4.1 of the Loan Agreement (as calculated by Lender and Agent, and subject to the sublimits and reserves provided for in the Loan Agreement and the other Financing Agreements) up to the amount of the Supplemental Loan Limit as then in effect.

          (b) Without limiting any of the rights of Lender pursuant to Section 2(e) below or otherwise, on the next business day after each date when any reduction to the Supplemental Inventory Value becomes effective, Borrower agrees absolutely and unconditionally to automatically and without demand make a payment to Lender in respect of the Supplemental Loans in an amount equal to the excess, if any, of the aggregate unpaid principal amount of the Supplemental Loans over the amount of

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Supplemental Loan Limit as so reduced by the reduction in the Supplemental
Inventory Value. All interest accrued on the principal amount of the Supplemental Loans paid pursuant to this Section 2(b) shall be paid, or may be charged by Agent to the loan account(s) of Borrower, at Agent's option, on the date of such payment.

          (c) From and after September 30, 1997, Gadi Cohen shall be permitted to withdraw, from time to time, amounts of collateral covered by the pledge and security agreement referred to in Section 5(c) hereof, subject to the following conditions:

               (i) each such withdrawal (other than a withdrawal consisting of all the remaining collateral covered by such agreement) shall be in the amount of $1,000,000 or an integral multiple thereof;

               (ii)   Gadi Cohen shall have given the Agent not less than five
(5) business days' prior written notice of such intended withdrawal, such notice to contain information as to the amount and date of the proposed withdrawal, which shall be a business day;

               (iii)  Without limiting any of the rights of Lender pursuant to
Section 2(e) below or otherwise, not later than such proposed withdrawal, Borrower agrees absolutely and unconditionally to automatically and without demand make a payment to Lender in respect of the Supplemental Loans in an amount equal to the excess, if any, of the aggregate unpaid principal amount of the Supplemental Loans over the amount of the Pledged Collateral Value as reduced after giving effect to such proposed withdrawal, such payment to be accompanied by such reports or other supporting information from Smith Barney Inc., in form and substance satisfactory to Agent, verifying that, after giving to such withdrawal and such payment, the aggregate unpaid principal amount of the Supplemental Loans will not exceed the Pledged Collateral Value.

All accrued interest on the principal amount of the Supplemental Loans paid pursuant to this Section 2(c) shall be paid or may be charged by Agent to the loan account(s) of Borrower, at Agent's option, on the date of such payment.

          (d) Except in Agent's and Lender's discretion, Borrower shall not have any right to request, and Lender shall not make, any Supplemental Loans in excess of the Supplemental Loan Limit as then in effect. The Supplemental Loans shall be secured by all Collateral.

          (e) Unless sooner demanded by Lender in accordance with terms of the Loan Agreement or the other Financing Agreements, or otherwise due as provided above, all outstanding and unpaid Obligations arising pursuant to the Supplemental Loans

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(including, but not limited to, principal, interest, fees, costs, expenses and other charges in respect thereof payable by Borrower to Lender or Agent) shall automatically, without notice or demand, be absolutely and unconditionally due and payable and Borrower shall pay to Lender or Agent, as the case may be, in cash or other immediately available funds all such Obligations on such day as the Supplemental Loan Limit shall be $0. Interest shall accrue and be due, until and including the next business day, if the amount so paid by Borrower to the bank account designated by Agent for such purpose is received in such bank account after 11:00 a.m. New York City time.

          (f) Borrower acknowledges and agrees that, notwithstanding anything to the contrary contained in the Loan Agreement or the other Financing Agreements, the failure of Borrower to pay such Obligations arising pursuant to the Supplemental Loans:

               (i) on the business day after the effective date of any reduction in the Supplemental Loan Limit to the extent due as set forth in
Section 2(b) above; or

               (ii) on the business day of any reduction in the Pledged Collateral Value as set forth in Section 2(c) above; or any other failure of Borrower to pay all of such Obligations arising pursuant to the Supplemental Loans on the day that the Supplemental Loan equals $0, shall constitute an Event of Default.

     3.   Closing Fee. Borrower shall pay to Agent as a closing fee the amount
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of $40,000 which shall be fully earned as of the date hereof and $20,000 of which shall be payable on the date hereof and $20,000 of which shall be payable on July 31, 1997, provided, that, such amount shall become immediately due and
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payable, without notice or demand, at Agent's option, upon the occurrence of an
Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default.

     4.   Representations, Warranties and Covenants. In addition to the
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continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

               (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

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               (b)  This Amendment has been duly executed and delivered by
Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     5.   Conditions Precedent. The amendments herein shall be effective upon
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the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

               (a) the receipt by Agent of a copy of this Amendment, duly authorized, executed and delivered by Borrower;

               (b) Agent shall have received, in form and substance satisfactory to Agent, the limited guarantee of payment of the Obligations in respect of the Supplemental Loans from Gadi Cohen, duly executed and delivered by him;

               (c) Agent shall have received, in form and substance satisfactory to Agent, a pledge and security agreement from Gadi Cohen pursuant to which he grants to Agent for the benefit of Lender a first priority security interest in and lien on and pledge to the Agent for the benefit of Lender, certain securities as more fully described therein (referred to herein as the "Pledged Securities"), and all of his right, title and interest in and to a certain securities account maintained for him at Smith Barney Inc., as more fully described therein (the "Account") to secure the full payment and performance of his obligations under the limited guarantee referred to in
Section 5(b) above, duly executed and delivered by him;

               (d) Agent shall have received evidence, in form and substance satisfactory to Agent, that the Account has been established in the name of the Agent as Secured Party, and such other evidence, in form and substance satisfactory to Agent, that Agent may require that Agent has a valid perfected first priority security interest in and lien on the Pledged Securities and the Account;

               (e) Borrower shall have paid the portion of the Closing Fee referred to in Section 3 due and payable on the date hereof; and

               (f) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage or time or both, would constitute an Event of Default.

     6.   Effect of this Amendment. Except as modified pursuant hereto, no other
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changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated

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and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

     7.   Further Assurances. The parties hereto shall execute and deliver such
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additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     8.   Governing Law. The rights and obligations hereunder of each of the
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parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

     9.   Binding Effect. This Amendment shall be binding upon and inure to the
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benefit of each of the parties hereto and their respective successors and assigns.

     10.  Counterparts. This Amendment may be executed in any number of
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counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereof.

     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender and Agent, shall become a binding agreement among Borrower, Lender and Agent.

                                             Very truly yours,

                                             PNY TECHNOLOGIES, INC.
                                              formerly known as
                                              P.N.Y. Electronics, Inc.


                                             By: /s/ Luke Beshar
                                                -------------------------

                                             Title: Senior Vice-President
                                                   ----------------------

AGREED:

CONGRESS FINANCIAL CORPORATION,
 in its capacity as Agent


By: /s/ ILLEGIBLE
   -------------------------

Title: Senior Vice President
      ----------------------

CORESTATES BANK, N.A.


By: /s/ Michele A.  Walcoff
   -------------------------

Title: Vice President
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